UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2014 (October 16, 2014)

VENOCO, INC.

DENVER PARENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	Venoco, Inc. 001-33152 Denver Parent Corporation 333-191602	Venoco, Inc. 77-0323555 Denver Parent Corporation 44-0821005
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Douglas J. Griggs, Chief Accounting Officer of Venoco, Inc. (“Venoco”) and Denver Parent Corporation (“DPC”), provided notice of his resignation from Venoco and DPC on October 16, 2014.  Timothy A. Ficker, Chief Financial Officer of Venoco and DPC, provided notice of his resignation from Venoco and DPC on October 20, 2014.  Each of Messrs. Ficker and Griggs indicated that his resignation was not due to any disagreements with the board of directors or management of either Venoco or DPC.  Venoco and DPC are currently in the process of determining interim arrangements to replace Messrs. Ficker and Griggs pending a search process for permanent replacements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2014

DENVER PARENT CORPORATION
VENOCO, INC.

	By:	/s/ Mark DePuy
	Name:	Mark DePuy
	Title:	Chief Executive Officer, Venoco, Inc.
President and Chief Operating Officer, Denver Parent Corporation